                                    AMENDMENT

                  AMENDMENT (this "Amendment") dated as of April 24, 2006 among
FINLAY FINE JEWELRY CORPORATION, a Delaware corporation ("Finlay" or "Borrower
Representative") and CARLYLE & CO. JEWELERS, a Delaware corporation ("Carlyle")
(Finlay and Carlyle are collectively referred to herein as the "Borrowers" and individually as a "Borrower"), FINLAY ENTERPRISES, INC., a Delaware corporation
(the "Parent"), the lenders named herein and signatory hereto (the "Lenders")
and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), individually and as administrative agent for each of the Lenders hereunder (GE Capital, in such capacity, being the "Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Parent, the Borrowers, the Lenders and the Agent
are parties to a Third Amended and Restated Credit Agreement dated as of May 19,
2005 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement");

                  WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend certain provisions of the Credit Agreement;

                  NOW, THEREFORE, for good and valuable consideration, the
receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     Section 1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement.

     (a) The definition of "EBITDA" shall be amended by adding the following proviso to the end thereof:

                  "provided that, notwithstanding the GAAP treatment of payments under the Gold Consignment Documents, such payments shall be considered, consistent with past practice, Interest Expense for the purposes of this definition."

     Section 3. Representations and Warranties. Each of the Parent and the
Borrowers represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

     (a) Each of the Parent and the Borrowers has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (b) This Amendment has been duly executed and delivered by the Parent and the Borrowers. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the
Borrowers, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, license, approval or authorization would not result in a Material Adverse Effect.

     (d) After giving effect to this Amendment, each of the Borrowers and the
Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

     (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

     (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     Section 4. Effective Date. The amendments to the Credit Agreement contained herein shall be effective for all of fiscal 2005 and thereafter.

     Section 5. Gold Consignment Agreement. The Majority Lenders hereby consent to the execution and delivery by the Parent, the Borrowers and eFinlay of an amendment to the Gold Consignment Agreement (and any ancillary documents thereto) consistent with the terms of this Amendment.

     Section 6. Expenses. The Borrowers agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     Section 7. Continued Effectiveness. The term "Agreement", "hereof",
"herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to the
Credit Agreement as amended by this Amendment. Each of the Borrowers and the
Parent hereby agrees that all of the covenants and agreements contained in the
Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

     Section 8. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers as of the date first written above.

                          FINLAY FINE JEWELRY CORPORATION

                          By: /s/ Bruce E. Zurlnick
                              ---------------------
                               Name: Bruce E. Zurlnick
                               Title: Senior Vice President, Treasurer and Chief
                               Financial Officer

                          CARLYLE & CO. JEWELERS

                          By: /s/ Bruce E. Zurlnick
                              ---------------------
                               Name: Bruce E. Zurlnick
                               Title: Senior Vice President, Treasurer and Chief
                               Financial Officer

                          FINLAY ENTERPRISES, INC.

                          By: /s/ Bruce E. Zurlnick
                              ---------------------
                               Name: Bruce E. Zurlnick
                               Title: Senior Vice President, Treasurer and Chief
                               Financial Officer

                               :

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as U.S. Administrative Agent and Lender

                                       By:  /s/ Charles Chiodo
                                            ------------------------------------
                                            Name: Charles Chiodo
                                            Title: Duly Authorized Signatory

                                       BANK OF AMERICA, N.A.
                                       as Lender and Documentation Agent

                                       By:  /s/ Alexis MacElhiney
                                          --------------------------------------
                                            Name: Alexis MacElhiney
                                            Title: Director

                                       BANK LEUMI USA,
                                       as Lender

                                       By:  /s/ S. Mosseri
                                            ------------------------------------
                                            Name:  S. Mosseri
                                            Title: Senior Vice President

                                       By:  /s/ D. Selove
                                            ------------------------------------
                                            Name:  D. Selove
                                            Title: Vice President

                                  JP MORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                  as Lender

                                  By:  /s/ Michael W. Stevenson
                                     -------------------------------------------
                                       Name: Michael W. Stevenson
                                       Title: Officer

                                  WELLS FARGO FOOTHILL, LLC,
                                  as Lender

                                  By:  /s/ Yelena Kravchuk
                                       -----------------------------------------
                                       Name: Yelena Kravchuk
                                       Title: Assistant Vice President

                                  GE BUSINESS CAPITAL CORPORATION,
                                  as Lender

                                  By:  /s/ Charles Chiodo
                                     -------------------------------------------
                                       Name: Charles Chiodo
                                       Title: Duly Authorized Signatory